UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2015

DISCOVER FINANCIAL SERVICES

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33378

Delaware	36-2517428
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2500 Lake Cook Road, Riverwoods, Illinois 60015

(Address of principal executive offices, including zip code)

(224) 405-0900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Discover Financial Services (the “Company”) has entered into a Selling Agent Agreement, dated September 8, 2015 (the “Selling Agent Agreement”), among the Company, Incapital LLC (as Purchasing Agent) and the agents named therein, with respect to the issuance and sale from time to time by the Company of its Discover Financial Services InterNotes® (together, the “Notes”) pursuant to a retail medium-term notes program established on September 8, 2015. On such date, the Company filed with the Securities and Exchange Commission a prospectus supplement relating to the Notes as part of the registration statement on Form S-3 (Registration No. 333-205280) filed by the Company on June 26, 2015.

On September 8, 2015, the Company also entered into a Subordinated Indenture, dated as of September 8, 2015, between the Company and U.S. Bank National Association, as Trustee, relating to the subordinated debt securities of the Company (including the Subordinated InterNotes). The Selling Agent Agreement, the forms of Senior Fixed Rate Discover Financial Services InterNote, Senior Floating Rate Discover Financial Services InterNote, Subordinated Fixed Rate Discover Financial Services InterNote, Subordinated Floating Rate Discover Financial Services InterNote and the opinion of Sidley Austin LLP as to the legality of the Notes, are being filed as Exhibits 1.1, 4.1, 4.2, 4.3, 4.4, 4.5 and 5.1, respectively, to this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith.

Exhibit No.	Description of Exhibit

1.1	Selling Agent Agreement by and among Discover Financial Services, Incapital LLC (as Purchasing Agent) and the agents named therein

4.1	Subordinated Indenture by and between Discover Financial Services and the U.S. Bank National Association (as Trustee), dated as of September 8, 2015

4.2	Form of Senior Fixed Rate Discover Financial Services InterNote

4.3	Form of Senior Floating Rate Discover Financial Services InterNote

4.4	Form of Subordinated Fixed Rate Discover Financial Services InterNote

4.5	Form of Subordinated Floating Rate Discover Financial Services InterNote

5.1	Opinion of Sidley Austin LLP, regarding legality of securities being registered

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER FINANCIAL SERVICES

Dated: September 8, 2015	By:	/s/ D. Christopher Greene
	Name:	D. Christopher Greene
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

1.1	Selling Agent Agreement by and among Discover Financial Services, Incapital LLC (as Purchasing Agent) and the agents named therein

4.1	Subordinated Indenture by and between Discover Financial Services and the U.S. Bank National Association (as Trustee), dated as of September 8, 2015

4.2	Form of Senior Fixed Rate Discover Financial Services InterNote

4.3	Form of Senior Floating Rate Discover Financial Services InterNote

4.4	Form of Subordinated Fixed Rate Discover Financial Services InterNote

4.5	Form of Subordinated Floating Rate Discover Financial Services InterNote

5.1	Opinion of Sidley Austin LLP, regarding legality of securities being registered

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1)